UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

APTOSE BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6

Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Arrangement Agreement

On November 18, 2025, Aptose Biosciences Inc. (the “Company”), Hanmi Pharmaceuticals Co. Ltd. (“Hanmi”) and HS North America Ltd., a wholly owned subsidiary of Hanmi (“Hanmi Purchaser” and together with Hanmi, the “Hanmi Purchasers”), entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Hanmi Purchaser will acquire all of the issued and outstanding common shares of the Company (“Common Shares”) that are not currently owned or controlled by the Hanmi Purchasers or their respective affiliates, subject to satisfaction of certain closing conditions.

Under the terms of the Arrangement Agreement, the Company’s shareholders, other than the Hanmi Purchasers and their respective affiliates that hold any Common Shares, will receive C$2.41 in cash per Common Share, which represents a premium of 28% over the Company’s 30-day VWAP of C$1.88 on the Toronto Stock Exchange (“TSX”).

The Company will continue from a corporation incorporated under the Canada Business Corporations Act to a corporation continued under the Business Corporations Act (Alberta) (the “Continuance”) and, following the completion of the Continuance, Hanmi Purchaser will acquire all of the issued and outstanding Common Shares that are not currently owned or controlled by the Hanmi Purchasers or their respective affiliates by way of a plan of arrangement under the Business Corporations Act (Alberta) (the “Arrangement” and, together with the Continuance, the “Transaction”).

The completion of the Transaction is subject to satisfaction of customary closing conditions, including court approval and approval of the Company’s shareholders. The Arrangement Agreement contains customary non-solicitation provisions prohibiting the Company from soliciting competing acquisition proposals, as well as “right to match” provisions in favor of Hanmi Purchaser. The Arrangement Agreement provides for a C$300,000 expense fee payable to Hanmi Purchaser if the Arrangement Agreement is terminated in certain circumstances, including in the context of a change in recommendation by the board of directors of the Company (the “Board”) or by the special committee consisting of independent members of the Board formed in connection with the Arrangement (the “Special Committee”).

The Board, acting on the unanimous recommendation in favor of the Arrangement by the Special Committee and after receiving advice from its financial adviser and outside legal counsel in evaluating the Arrangement, has unanimously determined that the Arrangement is in the best interests of the Company.

The completion of the Transaction is subject to court approval and approval of the Company’s shareholders. After completion of the Transaction, the Company expects to no longer be subject to the reporting requirements of applicable Canadian securities legislation and the Common Shares will be delisted from all stock exchanges where Common Shares are currently listed, including the TSX.

Completion of the Transaction will be subject to the approval of (i) at least two-thirds (66 2/3%) of the votes cast by the Company’s shareholders present in person or represented by proxy at a special meeting of the Company’s shareholders to be held no later than January 16, 2026 to approve the Transaction (the “Special Meeting”), voting as a single class, and (ii) the majority of the holders of Common Shares present in person or represented by proxy at the Special Meeting, excluding the votes of the Hanmi Purchasers and their respective affiliates, and any other shareholders whose votes are required to be excluded for the purposes of “minority approval” under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) in the context of a “business combination” (the “Minority Shareholders”). Further details regarding the applicable voting requirements will be contained in a management information circular to be filed and mailed to the Company shareholders in connection with the Special Meeting to approve the Transaction.

The representations, warranties and covenants contained in the Arrangement Agreement have been made solely for the benefit of the parties thereto, subject to certain exceptions. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Arrangement Agreement, (b) are subject to materiality qualifications contained in the Arrangement Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Arrangement Agreement or such other date as is specified in the Arrangement Agreement and (d) have been included in the Arrangement Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Arrangement Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Concurrent with the execution of the Arrangement Agreement, Hanmi Purchaser entered into voting support agreements with each of the directors and officers of the Company pursuant to which, subject to the terms of the voting support agreements, each director or officer of the Company has agreed to, among other things, vote or cause to be voted all of the Common Shares owned, controlled or directed, directly or indirectly, by them in favor of the Transaction at the Special Meeting.

The foregoing description of the Arrangement Agreement and the Arrangement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Arrangement Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements, except for statements of historical fact, that relate to the Arrangement and the anticipated future activities, plans, strategies, objectives or expectations of the Company are forward-looking statements. When used in this Form 8-K, the use of words and phrases including “anticipates,” “believes,” “estimates,” “expects,” “intends,” “maintain,” “may,” “plans,” “potential,” “strategy,” “targets,” “will,” “would” and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases.

The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, including the possibility that the Transaction will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required regulatory, shareholder and court approvals and other conditions to the completion of the Transaction or for other reasons; the risk that competing offers or acquisition proposals will be made; the negative impact that the failure to complete the Transaction for any reason could have on the price of the Common Shares or on the business of the Company; Hanmi Purchaser’s failure to pay the cash consideration at completion of the Transaction; the business of the Company may experience significant disruptions, including loss of employees due to transaction related uncertainty, industry conditions or other factors; risks relating to employee retention; the risk of regulatory changes that may materially impact the business or the operations of the Company; risks related to the diversion of management’s attention from the Company’s ongoing business operations while the Transaction is pending; and other risks and uncertainties affecting the Company, including those described in filings and reports the Company may make from time to time with the Securities and Exchange Commission. Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information.

All forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K and, except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statements. The forward-looking statements contained or incorporated by reference in this Form 8-K, and all subsequent forward-looking statements attributable to the Company, whether written or oral, are expressly qualified by these cautionary statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Arrangement Agreement, dated as of November 18, 2025, by and among Aptose Biosciences Inc., Hanmi Pharmaceuticals Co. Ltd. and HS North America Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain of the exhibit and schedules to this exhibit have been omitted in accordance with Item 601(a)(6) and 601(b)(2)(ii) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission copy of all omitted exhibits and schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: November 24, 2025	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer